Execution Copy

                        KINDER MORGAN ENERGY PARTNERS, L.P.
                             COMMON UNIT OPTION PLAN


Section 1.     Purposes of the Plan.

      The Partnership Agreement provides that the General Partner may adopt on behalf of Kinder Morgan Energy Partners, L.P. (the "Partnership") employee benefit plans (including, without limitation, plans involving the issuance of Units), for the benefit of employees of the General Partner. The Kinder Morgan Energy Partners, L.P. Common Unit Option Plan (the "Plan") is intended to encourage selected key personnel of the Partnership and its Affiliates to develop a proprietary interest in the growth and performance of the Partnership, to generate an increased incentive to contribute to the Partnership's future success and prosperity, and to link a part of the compensation for such key personnel to the ongoing success and performance of the Partnership.

Section 2.    Administration of the Plan.

      2.1. The Plan shall be administered by the Board of Directors of the General Partner (the "Board") acting as an administrative committee of the whole or by another administrative committee comprised solely of not less than two (2) non-employee Directors of the Board (in each case the "Committee"). The Committee shall have all of the powers and duties specified for it under the Plan, including, without limitation, the selection of Participants and the determination of Awards to be granted to each Participant. The Committee may from time to time establish rules and procedures for the administration of the Plan which are not inconsistent with the provisions of the Plan, and any such rules and procedures shall be effective as if included in the Plan.

      2.2. A majority of the members of the Committee shall constitute a quorum for the transaction of business. All action taken by the Committee at a meeting shall be by the vote of a majority of those present at such meeting, but any action may be taken by the Committee without a meeting upon written consent signed by all of the members of the Committee. Members of the Committee may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear or see the comments of one another. No member of the Committee shall vote on any matter directly affecting the amounts payable under the Plan to such member.

      2.3. Subject to the terms of the Plan and applicable law, the Committee shall have sole power, authority and discretion to: (i) designate Participants;
(ii) determine the types of Awards to be granted to a Participant under the Plan; (iii) determine the number of Common Units to be covered by or with respect to which payments, rights, or other matters are to be calculated in connection with Awards; (iv) determine the terms and conditions of any Award;
(v) determine whether, to what extent, under what circumstances and how Awards may be settled or exercised in cash, Common Units, other securities, other Awards, or other property, or may be canceled, forfeited, or suspended; (vi) interpret, construe and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vii) establish, amend, suspend, or waive such


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rules and regulations and appoint such agents as it shall deem  appropriate for the proper administration of the Plan; (viii) make a determination as to the right of any person to receive payment of an Award or other benefit; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

      2.4. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons.

Section 3.  Common Units Available For Awards

3.1.  Common Units Available.

      (i) The aggregate number of Common Units available for granting Awards under the Plan shall be Two Hundred Fifty Thousand (250,000) Common Units, subject to adjustment as provided in Section 3.2. Further, if after the effective date of the Plan, any Common Units covered by an Award granted under the Plan, or to which an Award relates, are forfeited, or if an Award otherwise terminates without the delivery of Common Units or of other consideration, then the Common Units covered by such Award (or to which such Award relates, or the number of Common Units otherwise counted against the aggregate number of Common Units available under the Plan with respect to such Award, to the extent of any such forfeiture or termination) shall again be available for granting Awards under the Plan.

      (ii) For purposes of this Section 3, if an Award is denominated in Common Units, the number of Common Units covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Common Units available for granting Awards under the Plan; provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from) other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting.

      (iii) Any Common Units delivered pursuant to an Award may consist, in whole or in part, of Common Units owned or authorized to be issued by the Partnership.

3.2.  Adjustments.

      (i) In the event that the Committee shall determine that any distribution (whether in the form of cash, Common Units, other securities or other property), recapitalization, unit split, reverse unit split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Units or other securities of the Partnership, issuance of warrants or other rights to purchase Common Units or other securities of the Partnership (or other similar transaction or event) affects the Common Units such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the

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      Committee may, subject to Section  3.2(ii),  in such manner as it may deem equitable, adjust any or all of (a) the number and type of Common Units (or other securities or property) which thereafter may be made the subject of Awards, (b) the number and type of Common Units (or other securities or property) subject to outstanding Awards, and (c) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; and provided further, that the number of Common Units subject to any Award denominated in Common Units shall always be a whole number.

      (ii) If, and whenever, prior to the expiration of a grant theretofore made, the Partnership shall effect a subdivision or consolidation of Common Units, the number of Common Units with respect to which such grant may thereafter be exercised (a) in the event of an increase in the number of outstanding Common Units shall be proportionately increased, for an outstanding Option Award the purchase price per Common Unit shall be proportionately reduced, and (b) in the event of a reduction in the number of outstanding Common Units shall be proportionately reduced, for an outstanding Option Award the purchase price per Common Unit shall be proportionately increased.

Section 4.  Eligibility

      Any Employee, including any officer of the Partnership or of any Affiliate, who is not a member of the Committee shall be eligible to be designated a Participant. Grants may be made to the same individual on more than one occasion. Grants shall also be made to non-employee directors pursuant to the provisions of Section 5.2.

Section 5.  Awards

5.1. Options. The Committee is hereby authorized to grant Options to Participants other than non-employee directors with the following terms and conditions and with such additional terms and conditions, which are not inconsistent with the provisions of the Plan, as the Committee shall determine:

      (i) Exercise Price. The per Common Unit purchase price of an Option shall not be less than the Fair Market Value of a Common Unit on the date of grant of such Option.

      (ii) Time and Method of Exercise. Subject to the provisions contained in the Plan and in a Participant's Award Agreement, exercisable Common Units under an Option may be exercised in whole or in part from time to time by request to the Partnership. Payment of the exercise price and any applicable tax withholding amounts must be made at the time of exercise, in whole or in part, by delivery of a cashier's check, Common Units, other property acceptable to and approved in advance by the Committee, or any combination thereof having a fair market value equal to such amount or part thereof provided that the fair market value of Common Units so delivered shall be equal to the closing price of the Common Units as reported by the New York Stock Exchange on the date of actual receipt by the Partnership of the notice exercising the Option or, if no closing prices are so reported

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      on such  day,  on the last  preceding  day on  which  such  prices  are so reported. An Option may be exercised through a broker financed exercise pursuant to the provisions of Regulation T of the Federal Reserve Board. If the Partnership receives payment of the purchase price for the exercise of the Option through a broker financed exercise before the end of the third business day following the broker's execution of the sale of Common Units for the financed exercise, the exercise shall be effective at the time of such sale. Otherwise, the exercise shall be effective when the Partnership receives payment of the purchase price.

      (iii) No Incentive Stock Options. No Option granted under the Plan shall be an Incentive Stock Option as defined under Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

      (iv) Award Agreement. Each grant of Options shall be evidenced by an Award Agreement which shall specify the term of the Option as well as provisions relating to exercise and termination.

      (v) Limit on Size of Option Grants. No individual shall be granted Options totaling more than Ten Thousand (10,000) Common Units in any single calendar year.

      (vi) Status as Unitholder. Unless and until a certificate or certificates representing such Common Units shall have been issued by the Partnership to the Participant, the Participant (or the person permitted to exercise an Option in the event of the Participant's death or incapacity) shall not be or have any of the rights or privileges of a unitholder of the Partnership with respect to the Common Units acquirable upon an exercise of an Option.

5.2.  Grants to Non-Employee Directors.

      (i) Each Director of the General Partner who is not an employee of the General Partner, on the first day of the month following the effective date of the Plan, shall receive an Option to purchase five thousand (5,000) Common Units. Thereafter, each individual who becomes a non-employee Director of the General Partner, and who has not previously been granted an option pursuant to this Section 5.2, on the first day of the month following the date he or she becomes a Director, shall receive an Option to purchase five thousand (5,000) Common Units.

      (ii) The per Common Unit purchase price of such an Option shall be the Fair Market Value of a Common Unit on the date of grant of such Option.

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      (iii) An Option granted hereunder to a non-employee  Director shall become exercisable determined by the number of full years as of and from the date of grant according to the following provisions:

                                    Percentage of
           Number of                Common Units
           Full Years               Exercisable
           --------------------     --------------
           0 (Date of Grant)             0%
           1                            40%
           2                            60%
           3                            80%
           4                           100%

      No less than four hundred (400) Common Units, or the total remaining exercisable Common Units if fewer, may be exercised at any one time.

      (iv) Each Option shall expire seven (7) years from the date of grant thereof, but shall be subject to earlier termination as follows. Options, to the extent exercisable as of the date a non-employee Director ceases to serve as a Director of the Company, must be exercised within three months of such date unless such event results from death, Disability or Retirement, in which case such Options may be exercised by the non-employee Director, his or her legal representative, heir or devisee, as the case may be, within one (1) year from the date of death, Disability or Retirement; provided, however, that no such event shall extend the normal expiration date of such Options.

      (v) Upon exercise of the Option, delivery of a certificate for fully paid Common Units shall be made at the corporate office of the General Partner in Houston, Texas to the non-employee Director exercising the Option either at such time during ordinary business hours not more than thirty
      (30) days from the date of receipt of the notice by the General Partner as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the General Partner and the non-employee Director exercising the Option.

      (vi) To the extent they are not in conflict  with the  provisions  of this
      Section 5.2, the provisions of Section 5.1 and 5.3 shall apply to each Option granted hereunder to a non-employee Director.

5.3.  General.

      (i) No Cash Consideration for Awards. Except as otherwise provided in the Plan, Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

      (ii) Awards May Be Granted Separately or Together. Awards, in the discretion of the Committee, may be granted either alone or in addition to, or in tandem with any other

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      Award or any award granted under any other plan of the  Partnership or any
      Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Partnership or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards granted under any other plan of the Partnership or any Affiliate.

      (iii) Limits on Transfer of Awards. No Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant other than:

         (a)  by will or by the laws of descent and distribution;

         (b) pursuant to a "domestic relations order" as defined in Section 414(p) of the Code;

         (c) by transfer by an eligible Participant, subject to such rules as the Committee may adopt to preserve the purposes of the Plan (including limiting such transfer to Participants who are directors or senior executives), to:

             (I)  a member of his or her Immediate Family,

             (II) a trust solely for the benefit of the Participant and his or her immediate Family, or

             (III) a partnership or limited liability company whose only partners or members are the Participant and his or her Immediate Family members,

         (d) by designation, in a manner established by the Committee, of a beneficiary or beneficiaries to exercise the rights of the Participant and to receive any property distributable with respect to any Award upon the death of the Participant.

      Each transferee described in (b) and (c) above is hereafter referred to as a "Permitted Transferee", provided that the Committee is notified in writing of the terms and conditions of any transfer intended to be described in (b) or (c) and the Committee determines that the transfer complies with the requirements of the Plan and the applicable Award Agreement. Any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance that does not qualify under (a), (b), (c) or (d) shall be void and unenforceable against the Partnership. "Immediate Family" means, with respect to a particular Participant, the Participant's spouse, children or grandchildren (including adopted and stepchildren and grandchildren).

      The terms and provisions of an Award Agreement shall be binding upon the beneficiaries, executors and administrators of the Participant and on the Permitted Transferees of the Participant (including the beneficiaries, executors and administrators of the Permitted Transferees), except that Permitted Transferees shall not reassign any Award other than by will or by the laws of descent and distribution. An Award shall be exercised only by the Participant (or his or her attorney in fact or guardian) (including, in the case of a transferred

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      Award, by a Permitted  Transferee),  or, in the case of the  Participant's death, by the Participant's executor or administrator (including, in the case of a transferred Award, by the executor or administrator of the Permitted Transferee), and all exercises of an Award shall be accompanied by sufficient payment, as determined by the Partnership, to meet its withholding tax obligation on such exercise or by other arrangements satisfactory to the Committee to provide for such payment.

      (iv) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option exceed a period of ten (10) years from the date of its grant.

      (v) Rule 16b-3. It is intended that the Plan and any Award made to a Person subject to Section 16 of the Securities Exchange Act of 1934, as amended, meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

      (vi) Status of Common Units. The Partnership intends to register for issue under the Securities Act of 1933, as amended ("The Act"), the Common Units acquirable pursuant to Awards under the Plan, and to keep such registration effective throughout the period any Awards are in effect. In the absence of such effective registration or an available exemption from registration under the Act, delivery of Common Units acquirable pursuant to Awards under the Plan shall be delayed until registration of such Common Units is effective or an exemption from registration under the Act is available. The Partnership intends to use reasonable efforts to avoid any such delay. In the event exemption from registration under the Act is available, a Participant (or a Participant's estate or personal representative in the event of the Participant's death or incapacity), if requested by the Partnership to do so, will execute and deliver to the Partnership in writing an agreement containing such provisions as the Partnership may require to assure compliance with applicable securities laws. No sale or disposition of Common Units acquired pursuant to an Award under the Plan by a Participant shall be made in the absence of an effective registration statement with respect to such Common Units under the Act unless an opinion of counsel satisfactory to the Partnership that such sale or disposition will not constitute a violation of the Act or any other applicable securities laws is first obtained. In the event that a Participant proposes to sell or otherwise dispose of Common Units in such a manner that an exception from the registration requirements of the Act is unavailable for such sale or disposition, and upon request to the Partnership by the Participant, the Partnership, at its sole cost and expense, shall cause a registration statement to be prepared and filed with respect to such sale or disposition by the Participant and shall use its reasonable efforts to have such registration statement declared effective, and, in connection therewith, shall execute and deliver such documents as shall be necessary, including without limitation, agreements providing for the indemnification of underwriters for any loss or damage incurred in connection with such sale or disposition.

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      (vii) Common Unit Certificates. All certificates for Common Units or other securities  delivered under the Plan pursuant to any Award or the exercise
      thereof  shall  be  subject  to  such  stop  transfer   orders  and  other
      restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any trading exchange upon which such Common Units or other securities are then listed and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions, including, but not limited to, the provisions of Subsection 5.3(vi).

Section 6.  Amendment And Termination

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

6.1. Amendments to the Plan. The Board of Directors of the General Partner in its discretion may terminate the Plan at any time with respect to any Common Units for which a grant has not theretofore been made. The Board of Directors of the General Partner shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any grant theretofore made may be made which would impair the rights of the recipient of a grant without the consent of such recipient.

6.2. Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.

      A. Except as otherwise expressly provided herein, the issuance by the Partnership of securities, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of units or obligations of the Partnership convertible into such securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Common Units subject to Options theretofore granted or the purchase price or grant price per Common Unit, if applicable.

      B. Any adjustment provided for in Section 3.2 or Section 6.2 shall be subject to any Partnership unitholder action or approval as may be required by law.

6.3. Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable in the establishment or administration of the Plan.

Section 7.  General Provisions

7.1. No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.

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7.2. Withholding. The Partnership or any Affiliate is authorized (i) to withhold from any Award granted, its exercise, or any payment due or any transfer made under any Award or under the Plan the amount (in cash, Common Units, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan, and (ii) to take such other action, including but not limited to, acceptance of already owned Common Units (including Common Units acquired from the exercise of an Option), as may be necessary to satisfy all obligations for the withholding of such taxes. Further, each Participant shall be solely responsible for the payment of all taxes relating to the Participant's Award and exercise thereof, in excess of the amount of any such taxes withheld.

7.3. No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Partnership or any Affiliate from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

7.4. No Right To Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Partnership or any Affiliate. Further, the Partnership or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan unless otherwise expressly provided in the Plan or in any Award Agreement.

7.5. Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable Federal law, and to the extent not preempted thereby, with the laws of the State of Texas, excluding any conflict of law provisions.

7.6. Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws. If it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

7.7. No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Partnership or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Partnership or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Partnership or any Affiliate.

7.8. No Fractional Common Units. No fractional Common Units shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Common Units, or whether such fractional Common Units or any rights thereto shall be canceled, terminated or

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otherwise eliminated.  In addition, no fractional Common Units shall be accepted by the Partnership in payment of the exercise price of an Option.

7.9. Headings. Headings are given to the Sections and Subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

7.10. No Limitation. The existence of the Plan and the grants of Awards made hereunder shall not affect in any way the right or power of the General Partner or the unitholders of the Partnership (or any Affiliate, as applicable) to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Partnership or any Affiliate, any merger or consolidation of the Partnership or any Affiliate, any issue of debt or equity securities ahead of or affecting Common Units or the rights thereof or pertaining thereto, the dissolution or liquidation of the Partnership or any Affiliate or any sale or transfer of all or any part of Partnership or any Affiliate's assets or business, or any other corporate act or proceeding.

7.11. No Right to Retention. Neither the Plan, nor any Award granted pursuant to the Plan, is a contract or agreement that the Partnership will continue the employment or retain the services of any Participant for any period of time.

7.12. Securities Laws. Each Award granted under the Plan shall be subject to the requirement that if at any time the Partnership or General Partner shall determine, in its discretion, that the listing, registration or qualification of the Common Units subject to such grant upon any securities exchange or under any state or federal law, or that the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, such grant or the issue or purchase of units thereunder, such grant shall be subject to the condition that such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Partnership or General Partner.

Section 8.  Effective Date Of The Plan

The Plan shall be effective as of the date of its approval by the Board of Directors of the General Partner.

Section 9.  Term Of The Plan

No Award shall be granted under the Plan after the earlier of (i) ten (10) years from the date of approval of the Plan by the Board of Directors of the General Partner pursuant to Section 8 or (ii) termination of the Plan pursuant to
Section 6.1. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and any authority of the Committee to amend, alter, suspend, discontinue or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the General Partner to amend the Plan, shall extend beyond such date.

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Section 10.  Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a) "Affiliate" shall mean (i) the General Partner and any entity that directly or through one or more intermediaries either controls or is controlled by the Partnership, (ii) any entity in which the Partnership has a significant equity interest as determined by the Committee, (iii) with respect to matters relating to Rule 16b-3, as the term "affiliate" is used in Rule 16b-3 and (iv) as used in Section 7.2 and in the term "Associate," as the term "affiliate" is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(b) "Associate" is used to indicate a relationship with a specified person and shall mean (i) any corporation, partnership or other organization to which such specified person is an officer or partner or is, directly or indirectly, the Beneficial Owner of ten percent (10%) or more of any class of equity securities, (ii) any trust or other estate in which such specified person has a substantial beneficial interest or as to which such specified person serves as trustee or in a similar fiduciary capacity,
     (iii) any relative or spouse of such specified person, or any relative of such spouse, who has the same home as such specified person or who is a Director or officer of the Partnership or any of its parents or Affiliates, and (iv) any person who is a director or officer of such specified person or any of its parents or Affiliates (other than the Partnership or any wholly owned subsidiary of the Partnership).

(c)  "Award" shall mean any Option granted under the Plan.

(d) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

(e) "Beneficial Owner" shall be defined by reference to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; provided, however, and without limitation, any individual, corporation, partnership, group, association or other person or entity which has the right to acquire any voting security at any time in the future, whether such right is contingent or absolute, pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, warrants or options, or otherwise, shall be the Beneficial Owner of such voting security.

(f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(g)  "Committee" shall have the meaning set forth in Section 2.1.

(h) "Common Unit" shall have the same meaning as "Unit" is defined in the Partnership Agreement.

(i) "Disability" shall mean, with respect to a Participant in the Plan, an injury or illness to or of a Participant for which the Committee makes a determination that the Participant is

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     permanently  and  totally  unable  to  perform  his or her  duties  for the
     Partnership or an Affiliate as a result of any medically determinable physical or mental impairment as supported by a written medical opinion satisfactory to the Committee by a physician selected by the Committee, or if earlier, the date the Participant becomes entitled to receive long term disability benefits under the long term disability plan sponsored by the Partnership or an Affiliate for its employees generally.

(j) "Employee" shall mean any person employed by the Partnership or any Affiliate.

(k) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Common Units or other securities), the value of such property determined by such methods or procedures as shall be established from time to time by the Committee; provided, that so long as the closing price of Common Units is reported by the New York Stock Exchange, Fair Market Value with respect to Common Units on a particular date shall mean such closing price of Common Units as so reported for such date (or, if no prices are quoted for that date, as so quoted for the last preceding date for which such prices were so quoted).

(l)  "General Partner" shall mean Kinder Morgan G.P., Inc.

(m) "Involuntary Termination" shall mean termination of a Participant's employment as an Employee with the Partnership or an Affiliate at the election of the Partnership or Affiliate, provided that such termination is not Termination for Cause. Involuntary Termination shall not include a transfer of assignment or location of a Participant where the Participant is employed by the Partnership or an Affiliate both before and after the transfer.

(n) "Option" shall mean the opportunity to purchase Common Units of the Partnership pursuant to an Award granted under Section 5 of the Plan.

(o)  "Participant"  shall mean an  Employee  or other  individual  described  in
     Section 4 designated to be granted an Award under the Plan.

(p)  "Partnership   Agreement"  shall  mean  the  Second  Amended  And  Restated
     Agreement of Limited Partnership Of Kinder Morgan Energy Partners, L.P., dated as of January 14, 1998.

(q) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

(r) "Retirement" shall mean with respect to an Employee of the Partnership or an Affiliate, termination of employment, other than a Termination for Cause, after attainment of age 55 with at least 5 years of service.

(s) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time.

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(t)  "Termination  for  Cause"  shall mean  termination  of  Participant  by the
     Partnership or an Affiliate because of Participant's (i) conviction of a felony which in the reasonable, good faith opinion of the Committee would have an adverse impact on the reputation or business of the Partnership or an Affiliate; (ii) willful refusal without proper legal cause to perform Participant's duties and responsibilities; (iii) willfully engaging in conduct which Participant has reason to know is materially injurious to the Partnership or an Affiliate; or (iv) failure to meet clearly established and reasonable performance objectives or standards established by the Partnership or an Affiliate for Participant's job position. The Committee's determination of the reason for a Participant's termination of employment shall be conclusive and binding.

(u) Any terms or provisions used herein which are defined in Sections 83, 421, 422 or 424 of the Code, or the regulations thereunder, or in Rule 16b-3 of the Securities Exchange Act of 1934, as amended, shall have the meanings as therein defined.

     Executed this 6th day of March, 1998


                                    KINDER MORGAN ENERGY PARTNERS, L.P.

                                    By: KINDER MORGAN G.P., INC.,
                                        its General Partner


                                    By: /s/ Michael C. Morgan
                                    Name: Michael C. Morgan
                                    Title: Vice President

Attest:

/s/ Clare H. Doyle
Secretary

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